Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Teucrium Sugar Fund
Aggregate Sales Price	$ 12,592,322.00
Aggregate Redeemed or Repurchased, FY	9,017,222.00
Aggregate Redeemed or Repurchased, Prior FY	36,188,855.00
Redemption Credits	(32,613,755.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00